                                                                    EXHIBIT 18.a

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, Heath B. McLendon of Summit, New Jersey, Chair-man of the Board of Managers of The Travelers Timed Aggressive Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Fund, and KATHLEEN
A. McGAH, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Timed Aggressive Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                 IN WITNESS WHEREOF I have hereunto set my hand this 28th day of July, 1995.




                                        /s/ Heath B. McLendon
                                        ------------------------------------
                                        Chairman of the Board of Managers
                                        The Travelers Timed Aggressive Stock
                                        Account for Variable Annuities

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, Knight Edwards of Providence, Rhode Island, a member of the Board of Managers of The Travelers Timed Aggressive Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Fund, and KATHLEEN
A. McGAH, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Timed Aggressive Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                 IN WITNESS WHEREOF I have hereunto set my hand this 28th day of July, 1995.




                                        /s/ Knight Edwards
                                        ------------------------------------
                                        Member of the Board of Managers
                                        The Travelers Timed Aggressive Stock
                                        Account for Variable Annuities

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, Robert E. McGill, III of Williamstown, Massachusetts, a member of the Board of Managers of The Travelers Timed Aggressive Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Fund, and KATHLEEN A. McGAH, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Timed Aggressive Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                 IN WITNESS WHEREOF I have hereunto set my hand this 28th day of July, 1995.




                                        /s/ Robert B. McGill, III
                                        ------------------------------------
                                        Member of the Board of Managers
                                        The Travelers Timed Aggressive Stock
                                        Account for Variable Annuities

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, Lewis Mandell of Shorewood, Wisconsin, a member of the Board of Managers of The Travelers Timed Aggressive Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Fund, and KATHLEEN A. McGAH, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Timed Aggressive Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                 IN WITNESS WHEREOF I have hereunto set my hand this 28th day of July, 1995.




                                        /s/ Lewis Mandell
                                        ------------------------------------
                                        Member of the Board of Managers
                                        The Travelers Timed Aggressive Stock
                                        Account for Variable Annuities

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



                 KNOW ALL MEN BY THESE PRESENTS:

                 That I, Frances M. Hawk of Sherborn, Massachusetts, a member of the Board of Managers of The Travelers Timed Aggressive Stock Account for Variable Annuities of The Travelers Insurance Company, do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Fund, and KATHLEEN
A. McGAH, Assistant Secretary of said Fund, either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements of said Fund on Form N-3 or other applicable form under the Securities Act of 1933 for the registration of Variable Annuity Contracts funded in The Travelers Timed Aggressive Stock Account for Variable Annuities and to sign any and all amendments thereto that may be filed.

                 IN WITNESS WHEREOF I have hereunto set my hand this 28th day of July, 1995.




                                        /s/ Frances M. Hawk
                                        ------------------------------------
                                        Member of the Board of Managers
                                        The Travelers Timed Aggressive Stock
                                        Account for Variable Annuities